DATED AS OF 1 NOVEMBER 1997



                      (1)      DURABLE ELECTRICAL METAL FACTORY LIMITED


                      (2)      DURABLE ELECTRONICS INDUSTRIES LIMITED


                      (3)      NEW M-TECH CORPORATION










                           ---------------------------
                           US$6,219,512 LOAN AGREEMENT
                           ---------------------------

                                      INDEX

Clause                                                                      Page

1.       DEFINITIONS...........................................................2

2.       THE LOAN..............................................................2

3.       INTEREST..............................................................2

4.       REPAYMENT.............................................................2

5.       PAYMENT...............................................................3

6.       CONDITION PRECEDENT...................................................3

7.       BORROWER'S REPRESENTATIONS, WARRANTIES AND UNDERTAKING................3

8.       EVENTS OF DEFAULT.....................................................5

9.       GUARANTEE AND INDEMNITY...............................................7

10.      NOTICES..............................................................12

11.      GENERAL..............................................................13

12.      GOVERNING LAW........................................................14

THIS AGREEMENT is made as of 1 November 1997


BETWEEN:

(1) DURABLE ELECTRICAL METAL FACTORY LIMITED a company incorporated in Hong Kong (company number: 35273) whose registered office is at 1st Floor, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong (the "Lender");

(2) DURABLE ELECTRONICS INDUSTRIES LIMITED a company incorporated in Hong Kong (company number: 579568) whose registered office is at 1st Floor, Efficiency House, 35 Tai Yau Street, San Po Kong, Kowloon, Hong Kong (the "Borrower"); and

(3) NEW M-TECH CORPORATION a corporation incorporated in the State of Florida in the United States of America whose main office is at 16550 N.W., 10th Avenue, Miami, Florida 33169, U.S.A. (the "Guarantor").


WHEREAS:

(A) The Borrower is indebted to the Lender in the aggregate sum of US$8,197,125 (the "Indebtedness").

(B)      The Lender and the Borrower have agreed:

         (i) to formalise part of the Indebtedness, in the form of a loan in the principal sum of US$6,219,512 (the "Loan") due from the Borrower to the Lender on the terms and conditions hereinafter appearing; and

         (ii) that the balance of the Indebtedness in the sum of US$1,977,613 be set-off by way of an assignment of the benefit of a loan of the equivalent amount pursuant to a deed of assignment made between the Borrower as assignor, the Lender as assignee and Pomillo Limited as borrower as of 1 November 1997.

(C) The Lender and Pomillo Limited have agreed to enter into an agreement relating to the sale and purchase of all the issued shares of the Borrower (the "S&P Agreement"). Upon completion of the S&P Agreement, the Borrower will become an indirect wholly-owned subsidiary of the Guarantor.

(D) The Guarantor has agreed to guarantee the payment by the Borrower of the Loan and all interest accrued thereon on the terms and conditions set out herein.


IT IS AGREED as follows:

1.       DEFINITIONS

         In this Agreement:

         "BUSINESS DAY" means a day on which banks are open for business in Hong Kong;

         "CHARGE" means the fixed charge of certain fixed assets and inventory to be given by the Borrower in favour of the Lender;

         "EVENT OF DEFAULT" means any of the events of default set out in Clause 8;

         "GUARANTEE" means the guarantee given by the Guarantor and referred to in Clause 9.1(a);

         "INTEREST PAYMENT DATE" means the last day of March, June, September and December of each year commencing from 1 November 1997 save for the first of such interest payment date which shall fall on 3 March 1998 and the last of such interest payment date which shall fall on the Repayment Date;

         "REPAYMENT DATE" means 31 October 2003.


2.       THE LOAN

         The Lender shall make the Loan available to the Borrower forthwith upon fulfilment of the condition precedent referred to in Clause 6.


3.       INTEREST

         Interest shall be payable on the Loan from and including 1 November 1997 at the rate of 1% above the prime rate per annum as prescribed by Nationsbank, National Association (South) of the United States of America from time to time, on each Interest Payment Date.


4.       REPAYMENT

         Upon the occurrence of any Event of Default, the Lender may require the Loan to be repaid in whole or in part together with all interest accrued thereon and other sums payable hereunder provided that the Borrower has received from the Lender not less than 14 days' written notice to repay. The Borrower may repay all or part of the Loan together with all interest accrued thereon at any time. Save as aforesaid or as otherwise agreed by the Lender, the Borrower shall repay the Loan in full together with all interest accrued thereon on the Repayment Date.

5.       PAYMENT

5.1 Each payment by the Borrower under this Agreement shall be made in US Dollars so as to be received by the Lender in same day funds, free and clear of any restriction or condition, on the due date. Each payment shall be made without any deduction or withholding of any kind (whether on account of tax, by way of set-off or otherwise) except to the extent required by law.

5.2 All payments shall be made to such bank account as the Lender may from time to time specify by notice in writing.

5.3 Any payment which would otherwise be due on a day which is not a Business Day shall be paid on the immediately preceding Business Day.

5.4 Any sum payable in respect of the Loan which is not paid when due shall bear interest payable on demand at a rate of 5% above the prime rate per annum as prescribed by Nationsbank, National Association (South) of the United States of America from time to time. Such interest shall accrue from the date such sum was due until its final payment in full.

6.       CONDITION PRECEDENT

         The liability of the Lender to make available the Loan to the Borrower is subject to the Lender having received the S&P Agreement duly executed by all parties thereto (other than the Lender) and all documents and instruments to be delivered to the Lender pursuant thereto.


7.       BORROWER'S REPRESENTATIONS, WARRANTIES AND UNDERTAKING

7.1      The Borrower represents and warrants that:

         (a) it is a limited liability company duly incorporated and validly existing under the laws of Hong Kong;

         (b) the memorandum and articles of association of the Borrower include provisions which give the Borrower all necessary corporate power and authority to enter into and perform this Agreement; and the Borrower has taken all corporate and other action to authorise the execution, delivery and performance of this Agreement and the performance of its obligations hereunder;

         (c)      the obligations expressed to be assumed by the Borrower herein
                  constitute  legal,  valid  and  binding   obligations  of  the
                  Borrower;

         (d) all consents, authorisations, approvals, licences, exemptions, filings, registrations, notarisations and other requirements of governmental, judicial and public bodies and authorities required or advisable in connection with the execution, delivery, performance, validity, admissibility in evidence and enforceability of this Agreement have been obtained or effected (or, in the case of registrations, will be effected within any applicable requested period) and (if obtained or effected) are in full force and effect; all fees and stamp, registration and similar tax (if any) payable in connection with them have been paid if due; there has been no default in the performance of any of their terms or conditions and the Borrower has full authority to make all payments under this Agreement in accordance with the terms hereof;

         (e) the execution, delivery and performance of this Agreement do not and will not violate in any respect any provision of (i) any law, or (ii) the memorandum and articles of association of the Borrower, or (iii) any agreement or other instrument to which the Borrower is a party or which is binding on it or any of its assets, and do not and will not result in the creation or imposition of any encumbrance over all or any of its present or future assets or revenues, except for the Credit Agreement entered into among the Guarantor, Newtech (Hong
                  Kong) Limited ("NewTech Hong Kong"), Bank Leumi, Comerica Bank, and National Bank of Canada, dated as of 23 July 1997, as amended, ("Leumi Credit Agreement"), and the Indemnification and Guaranty Agreement entered into among Windmere-Durable Holdings, Inc., the Guarantor and NewTech Hong Kong, dated as of 18 September 1997 ("Windmere Security Agreement"), both of which create charges against certain assets of the Guarantor and for which the Leumi Credit Agreement requires consents for any new indebtedness to be incurred by or assets to be transferred to the Guarantor or the Borrower, or guarantees to be made by the Guarantor, which consents shall be obtained on or before 3 March 1998;

         (f) it is not in breach of or default under any agreement to which it is a party or which is binding on it or any of its assets or revenues to an extent or in a manner which might have a material adverse effect on its ability to perform its obligations under this Agreement;

         (g) no litigation, arbitration or administrative or other proceeding is at present current or pending or threatened which, if adversely determined, either would have a material adverse effect on the assets, financial condition, prospects or operations of the Borrower or would materially and adversely affect the Borrower's ability to observe or perform its obligations under this Agreement;

         (h) it has made no arrangements or composition with, and no assignment for the benefit of its creditors; it has not commenced any negotiations with a view to the general re-adjustment or re-scheduling of all or any part of its liabilities; no petition has been presented and no meeting has been convened and no step has been taken for the purpose of its winding-up or dissolution or for the appointment of a receiver, trustee or similar or equivalent officer in relation to it or to any or all of its property or assets; and it is able to pay its debts as they fall due, and has not suspended or threatened to suspend making payments with respect to all or any class of its debts;

         (i) the Borrower has fully disclosed in writing to the Lender all facts relating to the Borrower which the Borrower knows or reasonably ought to know and which are material for disclosure to the Lender in the context of this Agreement;

         (j) all information furnished by the Borrower or any person on its behalf to the Lender in connection with this Agreement was and remains true and complete in all respects and there is no other fact or circumstance relating to the affairs of the Borrower which has not been disclosed to the Lender, which non-disclosure renders any of that information misleading, and all expressions of expectation, intention, belief and opinion contained in any of that information were honestly made on reasonable grounds after due and careful consideration;

         (k) the choice of English law to govern this Agreement and the submission by the Borrower to the non-exclusive jurisdiction of the courts of England are valid and binding.

7.2 The representations and warranties in Clause 7.1 will be deemed to be repeated by the Borrower on each Interest Payment Date with reference to the facts and circumstances then subsisting.

7.3 The Borrower hereby undertakes with the Lender that it shall, on or before 31 March 1998, deliver to the Lender the Charge, in form and substance satisfactory to the Lender, duly executed by the Borrower and all documents and instruments to be delivered to the Lender pursuant thereto.


8.       EVENTS OF DEFAULT

         The Lender shall be entitled to require the Loan to become immediately due and repayable in full together with all accrued interest thereon and other sums payable hereunder upon the occurrence of any of the following events or any event which with the lapse of time or the giving of notice or the fulfilment of any condition might become or give rise to such an event:

         (a) the Borrower makes default in the payment on the due date of any principal, interest or other moneys and as the same ought to be paid in accordance with this Agreement and/or the Charge; or

         (b) the Borrower shall fail to comply with any other applicable provision of this Agreement and/or the Charge and, if such default is capable of prompt remedy, within fourteen days after the Borrower shall have received notice in writing of such default from the Lender and the Borrower shall have failed to cure such default; or

         (c) the Guarantor shall fail to comply with any applicable provision of this Agreement and if such default is capable of prompt remedy, within fourteen days after the

                  Guarantor shall have received notice in writing of such default from the Lender and the Guarantor shall have failed to cure such default; or

         (d) any other indebtedness of the Borrower or Guarantor shall become due and payable or capable of being declared due and payable prior to the stated maturity thereof as a result of a default thereunder or any such indebtedness shall not be paid at the maturity thereof or any guarantee of indebtedness given by the Borrower or Guarantor is not honoured when due and called upon or any security, interest, charge or other encumbrance, present or future and created or assumed by the Borrower or Guarantor shall become enforceable; or

         (e) any representation, warranty or undertaking in this Agreement and/or the Charge or in any certificate or statement delivered hereunder or in writing in connection herewith shall prove to be untrue in any material respect of the date as of which it was made or would, if made at any time with reference to the facts and circumstances then subsisting, be untrue in any material respect at that time; or

         (f) any meeting of creditors of the Borrower and/or the Guarantor being held or any arrangement, compromise or composition with or for the benefit of its creditors being proposed or entered into by or in relation to the Borrower and/or the Guarantor; or

         (g) a supervisor, receiver, administrator, administrative receiver or other encumbrancer taking possession of or being appointed over or in relation to any distress, execution or other process being levied or enforced (and not being discharged within twenty one days) upon the whole or any substantial part of the assets of the Borrower and/or the Guarantor; or

         (h) the Borrower and/or the Guarantor ceasing or threatening to cease to carry on business or being or becoming unable to pay its debts; or

         (i) a petition being presented, or a meeting being convened for the purpose of considering a resolution, for the making of an administration order, the winding-up or dissolution of the Borrower and/or the Guarantor; or

         (i) Joel Newman becomes the beneficial owner of a smaller percentage of the issued share capital of the Guarantor than that held by Windmere-Durable Holdings, Inc. except that it shall not be an event of default hereunder where,

                  (i) immediately after the Guarantor makes any initial public offering for the sale of stock to the public, Joel Newman's ownership percentage of the issued share capital of the Guarantor is equal to or greater than that of Windmere-Durable Holdings, Inc.; or

                  (ii) in the circumstances where Windmere-Durable Holdings, Inc. is offered the opportunity to sell a specified number of shares in the Guarantor but does not do so within 14 days of such offer, and Joel Newman sells a corresponding number of shares in the Guarantor thus resulting in him becoming the beneficial owner of a smaller percentage of the issued share capital of the Guarantor than that held by Windmere-Durable Holdings, Inc.


9.       GUARANTEE AND INDEMNITY

9.1 In consideration of the Lender acting under or in connection with this Agreement, the Guarantor hereby irrevocably and unconditionally:

         (a) guarantees to the Lender the due and punctual payment of each and every sum which from time to time falls due from the Borrower under this Agreement and/or the Charge and which is not paid on the due date therefor and undertakes to pay to the Lender forthwith upon first written demand by the Lender all sums from time to time due and payable (but unpaid) by the Borrower under this Agreement and/or the Charge and the Guarantor undertakes to pay any such sum on demand, together with interest on such sum demanded from the date of demand to the date of payment at the interest rate specified in this Agreement, all such payments to be made in US Dollars and in such place and in such manner as the Lender may by notice in writing to the Guarantor require; and

         (b) indemnify the Lender on demand (and this shall constitute an independent primary obligation) against all damages, loss, costs and expenses sustained or incurred by the Lender as a result of any failure of the Borrower to carry out its obligation or liability under this Agreement and/or the Charge, provided that the Guarantor shall not be responsible for all indirect or consequential damages so sustained or incurred by the Lender.

9.2 The obligations of the Guarantor hereunder shall be in addition to and not in derogation of any security or other surety cover in favour of the Lender from time to time for the obligations of the Borrower under this Agreement and/or the Charge.

9.3 The obligations of the Guarantor hereunder shall be continuing and accordingly shall not be satisfied by any intermediate payment of any sum outstanding under this Agreement and/or the Charge but shall remain in full force and effect until all sums which may at any time be outstanding under this Agreement and/or the Charge have been paid in full.

9.4 The Lender shall not be obliged before making any demand of the Guarantor hereunder (i) to make any demand of the Borrower, (ii) to take any legal proceedings against the Borrower, (iii) to make or file any claim in a winding-up of the Borrower or (iv) to exercise any right which the Lender may have under any security or against any other surety for the obligations of the Borrower under this Agreement and/or the Charge.

9.5      (a)      The obligations of the Guarantor hereunder shall not be
                  discharged or affected by (i) any time (whether as to payment or otherwise) or other indulgence given by the Lender to the Borrower in respect of any obligation of the Borrower under this

                  Agreement and/or the Charge, (ii) any renewal, termination, variation or increase of any of the terms and conditions of, or any facility granted under, this Agreement and/or the Charge (whether or not the Guarantor is a party to or cognisant of the same), (iii) any dissolution, winding-up, corporate reorganisation or any change in the constitution of the Borrower and/or the Guarantor, (iv) any transfer or extinction of any of the liabilities of the Borrower by any law, regulation, decree, judgment, order or similar instrument or any other discharge, release or variation of the liability of the Borrower other than through payment of the Indebtedness or (v) any other act, omission or thing which, but for this provision, would or might constitute a legal or equitable discharge or defence of a surety.

         (b) In the event that the Lender grants an extension of time to the Borrower with or without notifying the Guarantor, it is deemed that the Guarantor unconditionally and automatically agrees to every extension of time, and shall not take advantage of this as a reason for the Guarantor to be exonerated from its liabilities or obligations hereunder.

9.6 So long as any sums are or may become outstanding under this Agreement and/or the Charge, any right which the Guarantor may have by reason of the performance of its obligations hereunder (a) to be indemnified by the Borrower, (b) to prove in a winding-up of the Borrower for any other surety for the Borrower's obligations under this Agreement, (c) to take the benefit, in whole or in part, of any security held by the Lender for the obligations of the Borrower under this Agreement and/or the Charge, or (d) to be subrogated to any of the Lender's rights under this Agreement and/or the Charge shall not be exercisable by it without the prior written consent of the Lender and then only in such manner and upon such terms as the Lender reasonably requires, and the Guarantor shall hold any moneys at any time received or recovered by it as a result of the exercise of any such right on trust for the Lender for application in or towards payment of sums from time to time falling due from the Borrower under this Agreement and/or the Charge.

9.7 The Guarantee shall be in addition to and not in substitution for any other guarantee, indemnity, pledge, assurance, lien, bill, note, mortgage, charge, debenture or other security now or hereafter held by the Lender.

9.8      (a)      Any discharge given to the Guarantor in respect of its
                  obligations hereunder shall be, and shall be deemed always to have been, void if any act on the faith of which that discharge was given is subsequently avoided, or any moneys paid to the Lender is subsequently reduced or repaid, by or pursuant to any provision of law. If the Lender becomes liable to repay any moneys previously paid to the Lender hereunder or under this Agreement and/or the Charge or any other documents executed as security for the obligations of the Borrower under this Agreement and/or the Charge on the grounds of fraudulent preference or otherwise, the liability of the Guarantor hereunder shall be computed as if such moneys had never been paid to the Lender and the Lender shall be entitled to enforce the Guarantee and any security held for the liability of the Guarantor hereunder, if any, against the Guarantor as if such release, discharge or settlement had not occurred.

         (b) The Lender shall be entitled to retain the Guarantee and any security held by it in respect of the liability of the Guarantor hereunder for a period of seven months after the payment, discharge or satisfaction of all moneys payable to the Lender and all obligations to be performed under this Agreement and/or the Charge, or in the event of the commencement of insolvency, winding up or liquidation of the Borrower or the Guarantor prior to the termination of such period of seven months, or such further period as the Lender may determine and to enforce such security subsequently as if such release, discharge or settlement had not occurred.

         (c) The Lender is hereby authorised to exercise a lien over all the property of the Guarantor coming into its possession or control for any reason whatsoever, and whether or not in the ordinary course of business, with power for the Lender to sell such property, if necessary, to satisfy any liabilities whatsoever of the Guarantor to the Lender. Such exercise of lien and/or power to sell are/is subordinate in all respects, however, to the Leumi Credit Agreement and the Windmere Security Agreement.

9.9      The Guarantor represents and warrants that:

         (a) it is a limited liability company duly incorporated and validly existing under the laws of the State of Florida in the United States of America;

         (b) the Articles of Incorporation and By-Laws of the Guarantor include provisions which give the Guarantor all necessary corporate power and authority to enter into and perform the Guarantee; and the Guarantor has taken all necessary corporate and other action to authorise the execution, delivery and performance of the Guarantee and the performance of its obligations hereunder;

         (c) the obligations expressed to be assumed by the Guarantor herein constitutes legal, valid and binding obligations of the Guarantor;

         (d) all consents, authorisations, approvals, licences, exemptions, filings, registrations, notarisations and other requirements of governmental, judicial and public bodies and authorities required or advisable in connection with the execution, delivery, performance, validity, admissibility in evidence and enforceability of the Guarantee have been obtained or effected (or, in the case of registrations, will be effected within any applicable requested period) and (if obtained or effected) are in full force and effect; all fees and stamp, registration and similar tax (if any) payable in connection with them have been paid if due; there has been no default in the performance of any of their terms or conditions and the Guarantor has full authority to make all payments under the Guarantee in accordance with the terms hereof;

         (e) the execution, delivery and performance of the Guarantee do not and will not violate in any respect any provision of (i) any law, or (ii) the Articles of Incorporation and By-Laws of the Guarantor, or (iii) any agreement or other instrument to which the Guarantor is a party or which is binding on it or any of its assets, and do not and will not result in the creation or imposition of any encumbrance over all or any of its present or future assets or revenues, except for the Leumi Credit Agreement and the Windmere Security Agreement, both of which create charges against certain assets of the Guarantor and for which the Leumi Credit Agreement requires consents for any new indebtedness to be incurred by or assets to be transferred to the Guarantor or the Borrower, or guarantees to be made by the Guarantor, which consents shall be obtained on or before 3 March 1998;

         (f) it is not in breach of or default under any agreement to which it is a party or which is binding on it or any of its assets or revenues to an extent or in a manner which might have a material adverse effect on its ability to perform its obligations under the Guarantee;

         (g) no litigation, arbitration or administrative or other proceeding is at present current or pending or threatened which, if adversely determined, either would have a material adverse effect on the assets, financial condition, prospects or operations of the Guarantor or would materially and adversely affect the Guarantor's ability to observe or perform its obligations under the Guarantee, with the exception of the litigation between Westinghouse Corporation and the Guarantor, et al, concerning the license to the `White-Westinghouse' trade name;

         (h) it has made no arrangements or composition with, and no assignment for the benefit of its creditors; it has not commenced any negotiations with a view to the general re-adjustment or re-scheduling of all or any part of its liabilities; no petition has been presented and no meeting has been convened and no steps has been taken for the purpose of its winding-up or dissolution or for the appointment of a receiver, trustee or similar or equivalent officer in relation to it or to any or all of its property or assets; and it is able to pay its debts as they fall due, and has not suspended or threatened to suspend making payments with respect to all or any class of its debts;

         (i) the Guarantor has fully disclosed in writing to the Lender all facts relating to the Guarantor which the Guarantor knows or reasonably ought to know and which are material for disclosure to the Lender in the context of the Guarantee, including the Leumi Credit Agreement and the Windmere Security Agreement;

         (j) all information furnished by the Guarantor or any person on its behalf to the Lender in connection with the Guarantee was and remains true and complete in all respects and there is no other fact or circumstance relating to the affairs of the Guarantor which has not been disclosed to the Lender, which non-disclosure renders any of that information misleading, and all expressions of expectation, intention, belief and opinion contained in any of that information were honestly made on reasonable grounds after due and careful consideration;

         (k) the choice of English law to govern the Guarantee and the submission by the Guarantor to the non-exclusive jurisdiction of the courts of England are valid and binding; and

         (l) the Guarantor is the beneficial owner of the entire issued voting share capital of the Borrower.

9.10 The representations and warranties in Clause 9.9 will be deemed to be repeated by the Guarantor on each Interest Payment Date with reference to the facts and circumstances then subsisting.

9.11     The Guarantor shall:

         (a) from time to time on the request of the Lender furnish the Lender with such information about its business and financial condition as the Lender may reasonably require;

         (b) ensure that the Borrower complies with its obligations under this Agreement;

         (c) not claim any set-off or counterclaim against the Borrower or to claim or procure in competition with the Lender in the liquidation or winding-up of, or have the benefit of any share in any payment or composition from, the Borrower or any other person;

         (d) promptly inform the Lender of the occurrence of any event which is or may become (with the passage of time, the giving of notice or the determination of any persons) an Event of Default and any event which might adversely affect the ability of the Borrower or the Guarantor to fully perform their respective obligations under this Agreement, the Guarantee and/or the Charge, and upon receipt of a written request to that effect from the Lender, confirm to the Lender that, save as previously notified to the Lender, no such event has occurred;

         (e) obtain, maintain in full force and effect and promptly renew from time to time all consents, licences, exemptions, filings, registrations, notarisations, approvals and other authorisations of all governmental or other authorities of which it has the benefit as of 1 November 1997 or as may from time to time be required to enable it to lawfully enter into its obligations under the Guarantee, or required for the validity or enforceability of the obligations hereof and will on request promptly provide the Lender with evidence thereof;

         (f) ensure that at all times its indebtedness hereunder ranks at least pari passu with all its other unsecured and subordinated indebtedness (except for any indebtedness which is preferred by mandatory provisions of law);

         (g) promptly inform the Lender in writing of any litigation, arbitration, administration or other proceedings against the Guarantor before or of any judicial, administrative, governmental or other authority or arbitrator; and

         (h) upon its becoming aware of the same, promptly inform the Lender of the occurrence of any event which results in, or may reasonably be expected to result in, (i) any of the representations and warranties contained in Clause 9.10 being untrue or (ii) any material adverse change in the condition (financial or otherwise) of the Guarantor and the Borrower.

9.12 With the exception of the Leumi Credit Agreement and the Windmere Security Agreement, the Guarantor shall not, without the prior written consent of the Lender:

         (a) create or permit to subsist any encumbrance over all or any of its present or future assets or revenues; nor

         (b) other than in connection with normal trade debt, make any loans, grant any credit or give any guarantee or indemnity (other than the Guarantee) to or for the benefit of any person or otherwise voluntarily assume any liability, whether actual or contingent, in respect of any obligation of any other person or incur any other types of borrowings or indebtedness.

         provided, however, that the Guarantor shall be permitted to incur new borrowings or indebtedness without such prior consent of the Lender as long as and to the extent that Bank Leumi, or any new bank which replaces Bank Leumi under the Leumi Credit Agreement, consents in writing to such new borrowing or indebtedness, in which case the Lender may then require security over the Guarantor's assets as collateral for this Loan Agreement subordinate to the Leumi Credit Agreement or any substitute therefor, the Windmere Security Agreement and any new security agreement pursuant to such new borrowing or indebtedness.

9.13 The Guarantor shall indemnify the Lender against any losses, costs, charges or expenses, including legal fees on a full indemnity basis and out-of-pocket expenses, which the Lender may sustain or incur in relation to the Guarantee (including any amendment or extension of or the granting of any waiver or consent under the Guarantee) or in connection with the protection, enforcement or preservation of any of the Lender's rights under the Guarantee, provided that the Guarantor shall not be responsible for any indirect or consequential losses so incurred.


10.      NOTICES

10.1 Any notice or other communication served, given or made under this Agreement will be in writing and, without prejudice to the validity of any other method of service, may be delivered personally or by courier or sent by facsimile transmission, addressed as follows:

         (a)      if to the Lender, to:
                  Address:   1st Floor, Efficiency House
                             35 Tai Yau Street
                             San Po Kong
                             Kowloon
                             Hong Kong
                  Facsimile transmission number: (852) 2352 2355
                  Attention: Raymond So
                  CC: Burton A. Honig

         (b)      if to the Borrower, to:
                  Address:   1st Floor, Efficiency House
                             35 Tai Yau Street
                             San Po Kong
                             Kowloon
                             Hong Kong
                  Facsimile transmission number: (852) 2352 2355
                  Attention: Joel Newman
                  CC: Leo Schuck

         (c)      If to the Guarantor, to:
                  Address:   16550 N.W., 10th Avenue,
                             Miami, Florida 33169,
                             U.S.A.
                  Facsimile transmission number: (305) 624 8901
                  Attention: Joel Newman
                  CC: Leo Schuck

         or to any other address or facsimile transmission number, or person for whose attention the communication is to be addressed, as the relevant addressee may substitute by fourteen days' prior notice in writing to the other parties to this Agreement.

10.2 Any notice or other communication will be deemed to have been duly served, given or made (i) in the case of courier, two Business Days after the envelope containing the notice was delivered to the courier; or (ii) in the case of delivery, when left at the relevant address; or
         (iii) in the case of a facsimile transmission, on receipt by the addressee of the substantially complete text in legible form.


11.      GENERAL

11.1 The Guarantee shall be binding upon and enure to the benefit of each of the Guarantor and the Lender and its successors and assigns.

11.2 The Lender shall pay its own costs and disbursements of and incidental to this Agreement. The Borrower shall pay its own as well as the Guarantor's costs and disbursements of and incidental to this Agreement.

11.3 No failure to exercise and no delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

11.4 If any provision of this Agreement is or becomes invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect the remainder of this Agreement and the remainder of this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable portion were not contained herein, provided and to the extent that such construction would not materially and adversely frustrate the original intent of the parties hereto as expressed herein.

11.5 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

11.6 Time shall be of the essence as regards any date or period mentioned in this Agreement and any date or period substituted for the same by agreement of the parties hereto or otherwise.

11.7 Each of the parties hereto shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary or desirable to give effect to the terms of this Agreement.

11.8     This Agreement shall be assignable by the Lender.

11.9 The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach by such other party.

11.10 This Agreement shall enure to the benefit of, and be binding upon, each party hereto and that party's successors and assigns.


12.      GOVERNING LAW

12.1 This Agreement shall be governed by and construed in all respects in accordance with English law and it is irrevocably agreed for the exclusive benefit of the Chargee that the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and that accordingly any suit, action or proceeding arising out of or in connection with this Agreement (in this Clause referred to as "Proceedings") may be brought in such courts. Nothing in this Clause shall limit the right of the Chargee to take the Proceedings against the Company in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

12.2     The Company hereby appoints__________________________________________of
         ______________________________________________________________________,
         England (marked for the attention of__________________________________)
         as its authorised agent for the purpose of accepting service of process for all purposes in connection with this Agreement.

12.3 To the extent that the Company may be entitled in any jurisdiction to claim for itself or any of its property or assets immunity in respect of its obligations under this Agreement from service of process, jurisdiction, suit, judgment, execution, attachment (whether before judgment, in aid of execution or otherwise) or legal process or to the extent that in any jurisdiction there may be attributed to it or all or any of its property or assets immunity of that kind (whether or not claimed), the Company irrevocably agrees not to claim and irrevocably waives that immunity to the fullest extent permitted by the laws of that jurisdiction.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of 1 November 1997.


SIGNED by                                            )
                                                     )
for and on behalf of                                 )     /S/ ILLEGIBLE
DURABLE ELECTRICAL METAL                             )
FACTORY LIMITED                                      )
in the presence of                                   )






SIGNED by                                            )
                                                     )
for and on behalf of                                 )
DURABLE ELECTRONICS                                  )     /S/ ILLEGIBLE
INDUSTRIES LIMITED                                   )
in the presence of                                   )






SEALED with the COMMON SEAL of                       )
NEW M-TECH CORPORATION                               )
and SIGNED by                                        )     /S/ ILLEGIBLE
                                                     )
for and on behalf of                                 )
NEW M-TECH CORPORATION                               )     /S/ ILLEGIBLE
in the presence of                                   )